UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2025

Farmers National Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02         Results of Operations and Financial Condition.

On October 22, 2025, Farmers National Banc Corp. (the “Company”) announced earnings for the quarter ended September 30, 2025. A copy of the press release and certain financial information for this period is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Also on October 22, 2025, the Company first provided investors with a supplemental presentation regarding third quarter earnings and other current financial information, attached as Exhibit 99.2 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) except as may be expressly set forth by specific reference in such filing.

Item 7.01         Regulation FD Disclosure.

On October 22, 2025, the Company announced earnings for the quarter ended September 30, 2025 and first provided investors with a supplemental presentation regarding third quarter earnings and other current financial information. A copy of the press release and certain financial information is attached as Exhibit 99.1 and incorporated by reference herein, and a copy of the supplemental investor presentation is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Also on October 22, 2025, the Company issued a joint press release announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Middlefield Banc Corp., an Ohio corporation and bank holding company (“Middlefield”), providing for, among other things, the merger of Middlefield with and into the Company (the “Merger”). Also on October 22, 2025, the Company first provided investors with a supplemental presentation regarding the Merger.

A copy of the press release announcing the proposed Merger is attached hereto as Exhibit 99.3 and incorporated herein by reference and a copy of the supplemental presentation regarding the Merger is attached as Exhibit 99.4 hereto and incorporated by reference herein. Pursuant to General Instruction B.2 of Current Report on Form 8-K, each of the press releases and presentations are furnished herein, as part of this Item 7.01, as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibits 99.1, 99.2, 99.3, and 99.4 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Important Additional Information About the Merger.

In connection with the proposed Merger, the Company will file with the Securities Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction.

SHAREHOLDERS OF THE COMPANY AND MIDDLEFIELD AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MIDDLEFIELD, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE PROPOSED MERGER AND THEIR INTERESTS IN THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4 (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.farmersbankgroup.com or may be obtained from the Company by written request to Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The respective directors and executive officers of the Company and Middlefield and other persons may be deemed to be participants in the solicitation of proxies from the Company and Middlefield shareholders with respect to the Merger. Information regarding the directors of the Company is available in its proxy statement filed with the SEC on March 18, 2025 in connection with its 2025 Annual Meeting of Shareholders and information regarding the executive officers of the Company is available in its Form 10-K filed with the SEC on March 6, 2025. Information regarding the directors of Middlefield is available in its proxy statement filed with the SEC on April 4, 2025 in connection with its 2025 Annual Meeting of Shareholders and information regarding the executive officers of Middlefield is available in its Form 10-K filed with the SEC on March 13, 2025. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and prospectus to be included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements about the Company’s financial condition, results of operations, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Numerous uncertainties, risks, and changes could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because required regulatory approvals, shareholder approval or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; the Company’s failure to integrate Middlefield and The Middlefield Banking Company, the banking subsidiary of Middlefield (“Middlefield Bank”) in accordance with expectations; deviations from performance expectations related to Middlefield and Middlefield Bank; diversion of management’s attention on the proposed transaction; significant changes in economic conditions in markets where the Company conducts business, which could materially impact credit quality trends; significant changes in U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, and effects of U.S. and foreign country tariff policies; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where the Company conducts business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in the Company’s filings with the SEC including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the SEC’s website at www.sec.gov and on the Company’s website at https://www.farmersbankgroup.com under the “Investor Relations” section.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, readers should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and the Company expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking statements, expressed or implied, included in or made in connection with this report are expressly qualified in their entirety by this cautionary statement.

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 22, 2025
99.2	Investor Presentation, dated October 22, 2025
99.3	Joint Press Release, dated October 22, 2025
99.4	Investor Presentation, dated October 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: October 22, 2025